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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (date of earliest event reported): May 4, 1997



                             FORT HOWARD CORPORATION
             (Exact name of registrant as specified in its charter)




           Delaware                       0-20473               39-1090992
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


                 1919 South Broadway, Green Bay, Wisconsin 54304
           (Address of principal executive offices including zip code)


       Registrant's telephone number, including area code: (414) 435-8821


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Item 5. Other Events

         Fort Howard Corporation, a Delaware corporation (the "Company"), James River Corporation of Virginia, a Virginia corporation ("James River") and James River Delaware, Inc., a Delaware corporation and a wholly owned subsidiary of James River ("Merger Sub"), entered into an Agreement and Plan of Merger, dated as of May 4, 1997 (the "Merger Agreement"), pursuant to which, among other things, Merger Sub will be merged with and into the Company, with the Company as the surviving corporation in the merger (the "Merger"). The Merger Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

         In connection with the Merger Agreement, on May 4, 1997, James River entered into agreements with certain stockholders of the Company (the "Letter Agreements"), pursuant to which, among other things, such stockholders agreed to vote all of the shares of common stock of the Company that are beneficially owned by them at the record date for any meeting of stockholders of the Company called to consider and vote upon the Merger and the Merger Agreement in favor thereof. The Letter Agreements are attached hereto as Exhibits 10.2, 10.3 and 10.4, and are incorporated herein by reference.

Item 7(c).  Exhibits

10.1 Agreement and Plan of Merger, dated as of May 4, 1997, by and among James River, Merger Sub and the Company.

10.2 Letter Agreement, dated as of May 4, 1997, among James River, The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Group Inc., Fort Howard Equity Investors, L.P., Fort Howard Equity Investors II, L.P., Morgan Stanley Leveraged Equity Holdings, Inc., Morgan Stanley Equity Investors, Inc. and Morgan Stanley Leveraged Equity Fund II, Inc.

10.3 Letter Agreement, dated as of May 4, 1997, between James River and Leeway & Co., as Nominee for the Long-Term Investment Trust.

10.4 Letter Agreement, dated as of May 4, 1997, between James River and Mellon Bank, N.A., solely in its capacity as Trustee for FIRST PLAZA GROUP TRUST, (as directed by General Motors Investment Management Corporation), and not in its individual capacity.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             FORT HOWARD CORPORATION
                             Registrant




                             By:      /s/ James W. Nellen II
                                  -------------------------------------
                                      James W. Nellen II
                                      Vice President and Secretary



Date:    May 13, 1997



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                                Index to Exhibits


Exhibit No.       Description
-----------       -----------

10.1 Agreement and Plan of Merger, dated as of May 4, 1997, by and among James River, Merger Sub and the Company.

10.2 Letter Agreement, dated as of May 4, 1997, among James River, The Morgan Stanley Leveraged Equity Fund II, L.P., Morgan Stanley Group Inc., Fort Howard Equity Investors, L.P., Fort Howard Equity Investors II, L.P., Morgan Stanley Leveraged Equity Holdings, Inc., Morgan Stanley Equity Investors, Inc. and Morgan Stanley Leveraged Equity Fund II, Inc.

10.3 Letter Agreement, dated as of May 4, 1997, between James River and Leeway & Co., as Nominee for the Long-Term Investment Trust.

10.4 Letter Agreement, dated as of May 4, 1997, between James River and Mellon Bank, N.A., solely in its capacity as Trustee for FIRST PLAZA GROUP TRUST, (as directed by General Motors Investment Management Corporation), and not in its individual capacity.